SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4500, 501 Merritt 7, Norwalk, Connecticut (Address of principal executive offices)	06856-4500 (Zip Code)

(203) 750-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.    Exhibits.

Exhibit No.	Exhibit

99.1	Statement of President and Chief Executive Officer

99.2	Statement of Executive Vice President and Chief Financial Officer

Item 9.    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Olin Corporation is furnishing the Statements under Oath of Joseph D. Rupp, its President and Chief Executive Officer, and Anthony W. Ruggiero, its Executive Vice President and Chief Financial Officer, regarding facts and circumstances relating to Exchange Act filings, as Exhibits 99.1 and 99.2, respectively, to this Report.

The statements were filed with the Securities and Exchange Commission on August 13, 2002, pursuant to the SEC’s Order No. 4-460 (June 27, 2002).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/S/ GEORGE H. PAIN
	Name: Title:	George H. Pain Vice President, General Counsel and Secretary

Date: August 14, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Statement of President and Chief Executive Officer

99.2	Statement of Executive Vice President and Chief Financial Officer